KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2023
(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 138.8%
Equity Investments(1) — 138.8%
Midstream Energy Company(2) — 121.8%
Antero Midstream Corporation	1,680	$20,360
Aris Water Solutions, Inc.	478	4,898
Cheniere Energy, Inc.	723	118,026
Cheniere Energy Partners, L.P.	364	18,869
DT Midstream, Inc.	409	21,366
Enbridge Inc.(3)	1,030	36,122
Energy Transfer LP	16,788	226,130
Energy Transfer LP — Series A Preferred Unit(4)	2,000	1,840
EnLink Midstream, LLC	484	6,015
Enterprise Products Partners L.P.	7,281	193,756
Enterprise Products Partners L.P. — Convertible Preferred Units(5)(6)(7)	23	22,803
Hess Midstream LP	548	15,850
Kinder Morgan, Inc.	1,480	25,477
Magellan Midstream Partners, L.P.(8)	555	36,890
MPLX LP	3,714	129,591
MPLX LP — Convertible Preferred Units(5)(6)(9)	2,255	78,690
NuStar Energy L.P.	650	10,894
ONEOK, Inc.(8)	1,345	87,706
Pembina Pipeline Corporation(3)	1,198	37,237
Plains All American Pipeline, L.P.	9,518	145,154
Streamline Innovations Holdings, Inc. — Series C Preferred Shares(5)(6)(10)(11)(12)	4,125	20,213
Targa Resources Corp.(13)	1,739	150,019
TC Energy Corporation(3)	704	25,414
The Williams Companies, Inc.	4,798	165,686
Western Midstream Partners, LP	3,570	95,286
		1,694,292
Utility Company(2) — 7.4%
Duke Energy Corporation	107	9,484
NextEra Energy, Inc.	352	23,482
Sempra Energy	741	52,047
TransAlta Corporation(3)	815	7,820
Xcel Energy Inc.	187	10,700
		103,533

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2023
(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Renewable Infrastructure Company(2) — 6.5%
Atlantica Sustainable Infrastructure plc(3)	1,825	$40,970
Brookfield Renewable Partners L.P.(3)	625	15,895
Clearway Energy, Inc. — Class A	111	2,609
Clearway Energy, Inc. — Class C	403	9,970
NextEra Energy Partners, LP	420	20,949
		90,393
Energy Company(2) — 3.1%
Exxon Mobil Corporation	215	23,950
Phillips 66(13)	167	19,021
		42,971
Total Long-Term Investments — 138.8% (Cost — $1,780,921)		1,931,189
Liabilities	Strike Price	Expiration Date	No. of Contracts	Notional Amount(14)
Call Option Contracts Written(12)
Midstream Energy Company(2)
Targa Resources Corp.	$82.50	9/15/23	960	$8,280	(403)

Energy Company(2)
Phillips 66	115.00	9/15/23	650	7,420	(111)
Phillips 66	120.00	9/15/23	650	7,420	(19)
					(130)
Total Call Option Contracts Written (Premiums Received — $333)					(533)

Debt	(305,218)
Mandatory Redeemable Preferred Stock at Liquidation Value	(111,603)
Current Income Tax Receivable, net	1,419
Deferred Income Tax Liability, net	(120,706)
Other Liabilities in Excess of Other Assets	(3,163)
Net Assets Applicable to Common Stockholders	$1,391,385

____________

(1)    Unless otherwise noted, equity investments are common units/common shares.

(2)    Refer to Glossary of Key Terms for definitions of Energy Company, Midstream Energy Company, Renewable Infrastructure Company and Utility Company.

(3)    Foreign security.

(4)    Energy Transfer LP (“ET”) Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units (“ET Series A Units”). ET Series A Units have a liquidation preference of $1,000 per unit and pay a quarterly distribution at a rate equal to the three-month SOFR plus a spread of 4.2896%. ET Series A Units are redeemable anytime at a redemption price of $1,000 per ET Series A Unit plus accumulated and unpaid distributions. As of August 31, 2023, the distribution rate was 9.654%.

(5)    Fair valued on a recurring basis using significant unobservable inputs (Level 3). See Notes 2 and 3 in Notes to Financial Statements.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2023
(amounts in 000’s, except number of option contracts)

(UNAUDITED)

(6)    The Company’s ability to sell this security is subject to certain legal or contractual restrictions. As of August 31, 2023, the aggregate value of restricted securities held by the Company was $121,706 (6.3% of total assets). See Note 7 — Restricted Securities.

(7)    Enterprise Products Partners L.P. (“EPD”) Series A Cumulative Convertible Preferred Units (“EPD Convertible Preferred Units”) are senior to the common units in terms of liquidation preference and priority of distributions, and pay a distribution of 7.25% per annum. The EPD Convertible Preferred Units are convertible into EPD common units at any time after September 29, 2025 at the liquidation preference amount divided by 92.5% of the 5-day volume weighted average price of EPD’s common units at such time.

(8)    On September 25, 2023, ONEOK, Inc. (“OKE”) completed its previously announced acquisition of Magellan Midstream Partners, L.P. (“MMP”) in which OKE acquired all of the outstanding units of MMP for cash and stock.

(9)    MPLX LP (“MPLX”) Series A Convertible Preferred Units (“MPLX Convertible Preferred Units”) are convertible on a one-for-one basis into common units of MPLX and are senior to the common units in terms of liquidation preference and priority of distributions. For the quarter ended August 31, 2023, the Company received a distribution of $0.775 per MPLX Convertible Preferred Unit.

(10)  The Company believes that it is an affiliate of Streamline Innovations Holdings, Inc. (“Streamline”). See Note 5 — Agreements and Affiliations.

(11)  Streamline is a privately-held company. Streamline Series C Preferred Shares are convertible into common equity at any time at the Company’s option and are senior to common equity and Series A and Series B preferred shares in terms of liquidation preference and priority of distributions. Streamline Series C Preferred Shares are entitled to receive a quarterly dividend beginning on March 31, 2025, at an annual rate of 12.0%, which rate shall increase 2.0% each year thereafter to a maximum rate of 18.0%. Streamline Series C Preferred Shares are redeemable by Streamline at any time after March 31, 2025, at a price sufficient for the Company to achieve a 20.0% internal rate of return on its investment.

(12)  Security is non-income producing.

(13)  Security or a portion thereof is segregated as collateral on option contracts written.

(14)  The notional amount of call option contracts written is the product of (a) the number of contracts written, (b) 100 (each contract entitles the option holder to 100 units/shares) and (c) the market price of the underlying security as of August 31, 2023.

At August 31, 2023, the Company’s geographic allocation was as follows:

Geographic Location	% of Long-Term Investments
United States	91.5%
Canada	6.4%
Europe/U.K.	2.1%

See accompanying notes to financial statements.